SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

// Preliminary Proxy Statement

/X/ Definitive Proxy Statement

// Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Exchange-Traded Funds, Inc. 333-235450/811-23494

T. Rowe Price Global Funds, Inc. 033-29697/811-5833

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price International Funds, Inc. 002-65539/811-2958

________________________________________________________________

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1) Title of each class of securities to which transaction applies:

____________________________________________________

2) Aggregate number of securities to which transaction applies:

____________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

____________________________________________________

4) Proposed maximum aggregate value of transaction:

____________________________________________________

5) Total fee paid:

____________________________________________________

  [ ] Fee paid previously with preliminary materials.

____________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

____________________________________________________

2) Form, schedule, or Registration Statement no.:

____________________________________________________

3) Filing party:

____________________________________________________

4) Date filed:

___________________________________________________

March 15, 2021

This proxy statement concerns the:

T. Rowe Price Blue Chip Growth Fund

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Growth Stock Fund

T. Rowe Price Growth Stock ETF

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Institutional Emerging Markets Equity Fund (together, the “Funds”)

Dear Shareholder:

We cordially invite you to attend a joint special meeting of shareholders (the “Shareholder Meeting”) of all of the Funds on Wednesday, May 26, 2021, at 10:00 a.m. eastern time. The Shareholder Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Funds’ Boards of Directors (the “Boards”) have implemented a virtual meeting format primarily to reflect our and global concerns regarding the spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity. The following matters will be considered and acted upon at that time:

1. Reclassify the diversification status of each of the T. Rowe Price Blue Chip Growth Fund, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Blue Chip Growth ETF, T. Rowe Price Institutional Large-Cap Core Growth Fund, T. Rowe Price Growth Stock Fund, T. Rowe Price Growth Stock ETF, T. Rowe Price Emerging Markets Stock Fund, and the T. Rowe Price Institutional Emerging Markets Equity Fund from diversified to nondiversified and eliminate a related fundamental policy (to be voted on separately by each Fund’s shareholders); and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

The Funds’ Boards of Directors recommend that you vote in favor of the proposal. We ask you to read the information carefully and to submit your vote. You or your proxyholder will be able to attend the Shareholder Meeting online, vote, and submit questions by visiting www.meetingcenter.io/265494562 and using a control number assigned by Computershare Fund Services, the proxy tabulator for the Shareholder Meeting. To register and receive access to the virtual Shareholder Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Shareholders and proxy statement that follow.

All shareholders of each Fund have an opportunity to vote on a proposal to change the diversification status of the Funds. Your vote is very important.

If approved, this proposal will allow the Funds to be reclassified as nondiversified under the Investment Company Act of 1940, as amended. We believe reclassifying the Funds as nondiversified is in the best interests of the Funds and their shareholders because it provides the Funds’ portfolio managers with increased investment flexibility and potential for better investment performance.

You are receiving these proxy materials for any Fund(s) you own. We have combined all of the Funds into this single proxy statement to reduce Fund expenses associated with separate mailings for each impacted Fund.

Whether or not you plan to be present at the virtual Shareholder Meeting, your vote is very important. If you do not plan to be present at the virtual Shareholder Meeting, you can vote by signing, dating, and returning the enclosed proxy card promptly or by using the internet or telephone voting options as described on your proxy card. By voting promptly, you can help the Funds avoid the expense of additional mailings.

If you have questions, please call one of our service representatives at 1-800-638-8790. Your participation in this vote is extremely important.

Sincerely,

Robert W. Sharps

Head of Investments

Notice of Joint Special Meeting of Shareholders

T. Rowe Price Blue Chip Growth Fund

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Growth Stock Fund

T. Rowe Price Growth Stock ETF

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Institutional Emerging Markets Equity Fund (the “Funds”)

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Fran Pollack-Matz
Secretary

March 15, 2021

A joint special meeting of shareholders (the “Shareholder Meeting”) of the Funds will be held on Wednesday, May 26, 2021, at 10:00 a.m. eastern time, by means of a live webcast. The following matters will be acted upon at that time:

1. Reclassify the diversification status of each of the T. Rowe Price Blue Chip Growth Fund, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Blue Chip Growth ETF, T. Rowe Price Institutional Large-Cap Core Growth Fund, T. Rowe Price Growth Stock Fund, T. Rowe Price Growth Stock ETF, T. Rowe Price Emerging Markets Stock Fund, and T. Rowe Price Institutional Emerging Markets Equity Fund from diversified to nondiversified and eliminate a related fundamental policy (to be voted on separately by each Fund’s shareholders); and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 26, 2021 (the record date), are entitled to notice of, and to vote at, this Shareholder Meeting or any adjournment or postponement thereof. Shareholders of a Fund are entitled to vote on each proposal with respect to that Fund and not with respect to any Fund of which they do not own any shares as of the record date. The Boards of Directors of each Fund recommend that you vote in favor of the proposal.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Shareholder Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare Fund Services (“Computershare”), the proxy tabulator for the Shareholder Meeting. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on Friday, May 21, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Shareholder Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

The Shareholder Meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the Shareholder Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Shareholder Meeting, please see the instructions in the proxy statement that follows. Because the Shareholder Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

FRAN POLLACK-MATZ
SECRETARY

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following four methods:

1. Vote online.*

• Read the proxy statement.

• Go to the internet voting site found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the proxy statement.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Read the proxy statement.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

4. Attend the virtual Shareholder Meeting.

• Read the proxy statement.

• Vote your shares electronically during the live webcast virtual Shareholder Meeting by going to www.meetingcenter.io/265494562 and entering your control number, which is included on the enclosed proxy card.

• The password to attend the Shareholder Meeting is TRPD2021.

*If you vote online or by telephone, your vote must be received no later than 9:59 a.m. on May 26, 2021. If you vote by mail, your vote must be received at the address referenced on the proxy card on or before May 25, 2021.

Your prompt response will help to achieve a quorum at the Shareholder Meeting and avoid the potential for additional expenses to the Funds and their shareholders of further solicitation.

Joint Special Meeting of Shareholders – May 26, 2021

PROXY STATEMENT

This proxy statement relates to the T. Rowe Price Blue Chip Growth Fund, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Blue Chip Growth ETF, T. Rowe Price Institutional Large-Cap Core Growth Fund, T. Rowe Price Growth Stock Fund, T. Rowe Price Growth Stock ETF, T. Rowe Price Emerging Markets Stock Fund, and T. Rowe Price Institutional Emerging Markets Equity Fund (each a “Fund,” and together, the “Funds”) and was first transmitted to shareholders on or about March 15, 2021.

This proxy statement is being furnished to the Funds’ shareholders in connection with the solicitation of proxies by the Funds for use at a joint special meeting of shareholders of the Funds to be held on Wednesday, May 26, 2021, at 10:00 a.m., eastern time, by means of a live webcast (“Shareholder Meeting”). At the Shareholder Meeting, shareholders of the Funds will be asked to approve reclassifying each Fund from diversified to nondiversified and eliminating a related fundamental policy.

If you have any questions, please feel free to call us toll free at 1-800-541-5910.

Who is asking for my vote?

The Boards of Directors (each, a “Board” and together, the “Boards”) of the Funds request that you vote on the proposal listed in the Notice of Joint Special Meeting of Shareholders for your Fund(s). The votes will be formally counted at the Shareholder Meeting on Wednesday, May 26, 2021, and if the Shareholder Meeting is adjourned or postponed, on the date of the adjourned or postponed meeting. Fund shareholders may vote virtually at the Shareholder Meeting, online, by telephone, or by returning a completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting online or by telephone.

Who is eligible to vote?

Shareholders of record at the close of business on February 26, 2021 (the “record date”), of each Fund are hereby notified of the Shareholder Meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of each Fund they held as of the record date. The Notice of Joint Special Meeting of Shareholders, the proxy card, and the Proxy Statement began mailing to shareholders of record on or about March 15, 2021. Shareholders of a Fund are entitled to vote on each proposal with respect to that Fund and not with respect to any Fund of which they do not own any shares as of the record date.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with a Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

How can I get more information about the Funds?

A copy of each Fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information (“SAI”) are available at no cost by visiting our website at troweprice.com/prospectus; by calling 1-800-541-5910; or by writing to T. Rowe Price, 4515 Painters Mill Road, Owings Mills, Maryland 21117.

What are shareholders being asked to vote on?

At a meeting held on February 3, 2021, the Boards, including the independent directors, unanimously approved reclassifying the diversification status of each Fund from diversified to nondiversified and eliminating a related fundamental policy, subject to the approval of each Fund’s shareholders. Shareholders of a Fund are entitled to vote on each proposal with respect to that Fund and not with respect to any Fund of which they do not own any shares as of the record date.

As a diversified fund, each Fund is limited in its ownership of securities of any single issuer. If approved, the Funds would be permitted to invest a larger percentage of their assets in a smaller number of issuers, as described in greater detail below. The nondiversified status will give each Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. We believe reclassifying the Funds as nondiversified is in the best interests of the Funds and their shareholders because it provides the Funds’ portfolio managers with increased investment flexibility and potential for better investment performance.

What did the Boards consider in recommending that shareholders approve the proposal for each Fund?

The Boards considered T. Rowe Price’s recommendation to change the status of each Fund to nondiversified under the Investment Company Act of 1940 (the “1940 Act”) and to eliminate a related fundamental policy. The Boards considered all relevant factors, including the potential impact of the proposal on the Funds and their risk profiles. Following consideration of these matters, the Boards unanimously approved the proposed change to reclassify each Fund as nondiversified and to eliminate a related fundamental policy. It is anticipated that, if this proposal is approved by shareholders, then the Funds’ diversification status will change and the related fundamental policy will be eliminated.

Additional information on the proposal can be found under the heading, “MORE INFORMATION ABOUT THE PROPOSAL.”

What’s the difference between diversified funds and nondiversified funds?

Under the 1940 Act, a mutual fund is designated as diversified or nondiversified, which governs its ownership of securities of issuers. Each Fund is currently designated as a diversified fund and therefore must operate in compliance with the 1940 Act diversification requirements.

As a diversified fund, each Fund is limited in its ownership of securities of any single issuer. If the proposal is approved, the Funds would be permitted to invest a larger percentage of their assets in a smaller number of issuers, as described in greater detail under “MORE INFORMATION ABOUT THE PROPOSAL.”

The nondiversified status will give each Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. We believe reclassifying the Funds as nondiversified is in the best interests of the Funds and their shareholders because it provides the Funds’ portfolio managers with increased investment flexibility and potential for better investment performance.

How can shareholders access the virtual Shareholder Meeting?

The Shareholder Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 a.m. eastern time on May 26, 2021. You will be able to attend the Shareholder Meeting online, submit your questions during the Shareholder Meeting and vote your shares electronically at the Shareholder Meeting by going to www.meetingcenter.io/265494562 and entering your control number, which is included on the proxy card that you received. The password to attend the Shareholder Meeting is TRPD2021.

Because the Shareholder Meeting is completely virtual and being conducted via live webcast, shareholders will not be able to attend the Shareholder Meeting in person.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Shareholder Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund Services (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. eastern time on May 21, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Shareholder Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

In light of the rapidly changing developments related to the novel coronavirus, SARS-CoV-2 (the virus that causes COVID-19), we are pleased to offer our shareholders a completely virtual Shareholder Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders, directors, management and other stakeholders. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will reserve time at the end of the Shareholder Meeting (prior to the final vote tabulation) to try to answer as many shareholder-submitted questions as time permits; however, we reserve the right to exclude questions that are not pertinent to Shareholder Meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Can I access the Shareholder Meeting without a control number?

The Shareholder Meeting will be accessible to shareholders without a control number; however, only those with a control number will be able to vote during the Shareholder Meeting and ask questions.

Your control number is included on the enclosed proxy card. If you are unable to locate your control number, please contact Computershare by emailing shareholdermeetings@computershare.com. Any requests for a control number must be received no later than 5:00 p.m. eastern time on May 21, 2021.

What vote is required to approve the proposal?

For each fund, the proposal must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of: (1) 67% or more of the relevant Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present in person (virtually) or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Shareholders of all classes of a particular Fund vote together on the proposal affecting that Fund.

What happens if shareholders do not approve the proposal?

If a Fund’s shareholders do not approve the proposal, that Fund will remain “diversified” and remain subject to its related fundamental investment restriction. Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s shareholders do not approve the proposal, that will not impact the other Fund whose shareholders approve the proposal for that Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

If shareholders approve the proposal, when will the change take effect?

If the proposal is approved by shareholders of all Funds at the Shareholder Meeting, it is expected to become effective for all Funds on or about June 1, 2021, and each Fund’s prospectus and SAI will be revised accordingly.

However, this date may be delayed if the Shareholder Meeting needs to be adjourned or postponed for any Fund. In an effort to implement the proposal at the same time for all Funds that receive shareholder approval, if the Shareholder Meeting is adjourned or postponed for any particular Fund, the effective date of the proposal may be delayed for all Funds that receive shareholder approval.

Each Fund’s prospectus and SAI will be revised accordingly.

The Boards of Directors of the Funds, including the Funds’ independent directors, recommend that shareholders of each Fund vote FOR the proposal to change each Fund’s classification from diversified to nondiversified and to eliminate the related fundamental policy.

MORE INFORMATION ABOUT THE PROPOSAL

Shareholders are being asked to review and consider re-classifying the diversification status of each of the Funds from diversified to nondiversified and eliminating the following related fundamental policy:

 Each Fund may not:

(1) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of a single issuer, except for cash, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and securities of other investment companies; and

(2) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities).

Section 5(b) of the 1940 Act requires funds to be classified as either diversified or nondiversified, and a fund’s status as diversified is considered a fundamental policy. Diversified funds are subject to the above restrictions and nondiversified funds are not. As a result, a nondiversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer.

Under the 1940 Act, a nondiversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become nondiversified unless shareholders approve the change. Under applicable SEC guidance, if a nondiversified fund operates for more than three years as diversified, it is considered diversified for SEC diversification purposes, which would then require T. Rowe Price to present the change to the Board and shareholders for approval if it wanted to switch back to nondiversified.

The primary benchmark of each of the T. Rowe Price Blue Chip Growth Fund, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Blue Chip Growth ETF, T. Rowe Price Institutional Large-Cap Core Growth Fund, T. Rowe Price Growth Stock Fund, and T. Rowe Price Growth Stock ETF (the “Growth Funds”) is the S&P 500 Index. The Growth Funds’ portfolio managers evaluate and consider all of the holdings in the S&P 500 Index as potential investment opportunities. Over the past year or so, certain stocks have experienced extraordinary increases in market capitalization. Notably, these stocks have included Apple, Amazon, Facebook, Google, and Microsoft. As a result, large-cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level.

With respect to the T. Rowe Price Emerging Markets Stock Fund and T. Rowe Price Institutional Emerging Markets Equity Fund (the “Emerging Markets Funds”), the primary benchmark is the MSCI Emerging Markets Index. Over the past year or so, certain stocks have experienced extraordinary increases in market capitalization. Notably, these stocks have included Alibaba, Tencent, and Samsung Electronics. As a result, emerging markets indices and indices with higher weightings to these technology stocks have become much more concentrated at the individual stock level.

Although increased levels of concentration have fluctuated in both these Indexes in the past, our in-house research indicates that this market concentration is likely to persist rather than “self-correct” as it has historically.

Due to the 1940 Act diversification requirements, the Funds must underweight these holdings relative to their weights in the respective indices even if the portfolio managers find them to be attractive investment opportunities. We believe that reclassifying each Fund as nondiversified is in the best interests of each Fund and its shareholders because the nondiversified status will provide the Fund’s investment team with increased investment flexibility and potential for better investment performance. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, we believe that it is important to have this additional flexibility, which will allow them to be better able to execute each Fund’s investment strategies.

Are there other diversification requirements that will still apply to each Fund if it becomes nondiversified under the 1940 Act?

Yes, if the proposal is approved, each Fund would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, each Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Will the Funds’ risk profiles increase if they are reclassified as nondiversified under the 1940 Act?

Notwithstanding the potential for improved investment performance, a nondiversified fund typically presents a heightened degree of investment risk due to its ability to make more concentrated investments.

Because a nondiversified fund can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers. A nondiversified fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Are there any other expected changes associated with the proposal?

The Russell 1000 Growth Index is also a relevant performance measure and indicative of the large-cap growth opportunity set. Accordingly, if the proposal is approved, each Growth Fund is expected to add the Russell 1000 Growth Index as a secondary benchmark.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum?

To hold a shareholder meeting for the Funds, one-third of a Fund’s shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the Shareholder Meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the Shareholder Meeting or by proxy at the Shareholder Meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of a Fund’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple Funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or online. If you properly execute your proxy card and give no voting instructions, or submit your vote via the telephone or online without voting instructions, your shares will be voted FOR the proposal.

Abstentions are counted for purposes of determining whether a quorum is present for purposes of convening the Shareholder Meeting. Because the proposal must be approved by a percentage of voting securities present virtually at the Shareholder Meeting or a majority of the Fund’s outstanding shares, abstentions will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

Broker nonvotes are inapplicable for this Shareholder Meeting because shareholders are being asked to approve a single proposal for which brokers or nominees do not have discretionary voting power. Thus, if a broker or nominee does not receive instructions on how to vote, they will not submit an executed proxy card to the Fund. For shares of the Fund held in an Individual Retirement Account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received. In cases where another T. Rowe Price mutual fund owns shares of the Fund, T. Rowe Price Associates, Inc. (“T. Rowe Price”) will mirror vote the Fund’s shares held by the investing fund in the same proportion as the votes cast by the other shareholders of the Fund.

For shares of the T. Rowe Price Blue Chip Growth Portfolio held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Can additional matters be acted upon at the Shareholder Meeting?

T. Rowe Price knows of no other business that may come before the Shareholder Meeting. However, if any additional matters are properly presented at the Shareholder Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Can I change my vote after I mail my proxy?

Any proxy, including those given online or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Shareholder Meeting by filing a written notice of revocation with a Fund, by delivering a properly executed proxy bearing a later date, or by attending the Shareholder Meeting and voting virtually. If you vote via telephone or online, you can change your vote up until 9:59 a.m. eastern time on May 26, 2021.

Are the Funds required to hold annual meetings?

Under Maryland law, the Funds are not required to hold annual meetings of shareholders. The Boards have determined that the Funds will avoid the significant expenses associated with holding an annual meeting of shareholders, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials.

Accordingly, no annual meeting of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Boards determine otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Boards.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Fran Pollack-Matz, Secretary of the Funds, 4515 Painters Mill Road, Owings Mills, Maryland 21117, within a reasonable time before a Fund begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This Proxy Statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 808002, Louisville, KY 40233-9893. Any mailed proxies sent to this address will be delivered to Computershare Limited (“Computershare”), which T. Rowe Price has retained to tabulate the votes. In addition, the Funds have arranged through Computershare to have votes recorded online or by telephone. The telephone and online voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Computershare is also responsible for assisting T. Rowe Price in determining whether quorum is achieved for a particular Fund and whether sufficient votes are received to approve a proposal.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxydirect.com/trp-31875 to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The SEC has adopted rules that permit investment companies, such as the Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. Unless a Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be “householded,”

or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited?

Directors and officers of a Fund, or employees of T. Rowe Price (and its affiliates) may solicit proxies by mail, in-person, electronically (assuming that applicable requirements are met), or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for certain identifying information, such as their address. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Shareholder Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a special toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the Shareholder Meeting to permit approval of the proposals outlined in the Proxy Statement, the Funds will also use the solicitation services of Computershare to assist them in soliciting proxies.

Who pays for the costs involved with the proxy?

For managing the Funds’ overall proxy campaign, Computershare will receive a fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the Funds, tabulating those votes that are received, and any solicitation of additional votes. The fees received by Computershare will vary by Fund based on the level of solicitation necessary to achieve quorum and shareholder approval. In addition to the fees paid to Computershare, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. The fees for these services, along with printing, postage and solicitation services are estimated for each Fund as follows:

Fund	Estimated costs associated with proxy solicitation (Computershare’s estimated expenses)
T. Rowe Price Blue Chip Growth Fund	$6,600,000
T. Rowe Price Growth Stock Fund	$700,000
T. Rowe Price Institutional Large-Cap Core Growth Fund	$400,000

T. Rowe Price Emerging Markets Stock Fund	$300,000
T. Rowe Price Institutional Emerging Markets Equity Fund	$60,000
T. Rowe Price Blue Chip Growth Portfolio	$50,000
T. Rowe Price Blue Chip Growth ETF	$5,000
T. Rowe Price Growth Stock ETF	$4,000

All costs of the Shareholder Meeting and the proxy campaign, including the use of Computershare and the reimbursement to brokers for solicitation and the preparation of proxy materials, will be paid for by each Fund. For any Funds subject to contractual expense limitations or all-inclusive management fee rates, the proxy expenses over and above any contractually stated fee rate will be borne by T. Rowe Price.

GENERAL INFORMATION ABOUT THE FUNDS

Who are the Funds’ investment adviser, principal underwriter, and other service providers?

T. Rowe Price serves as investment adviser to all of the Funds and provides the Funds with investment management services. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group Inc. While T. Rowe Price is responsible for supervising and overseeing the Funds’ investment programs, T. Rowe Price has entered into investment subadvisory agreements with T. Rowe Price International Ltd (“Price International”), on behalf of the Emerging Markets Funds. Price International is a wholly owned subsidiary of T. Rowe Price.

Each of the mutual funds also has fund accounting agreements with T. Rowe Price and The Bank of New York Mellon; an underwriting agreement with T. Rowe Price Investment Services, Inc. (“Investment Services”); and a transfer agency agreement with T. Rowe Price Services, Inc. (“Price Services”). The Funds also have a transfer agency agreement with T. Rowe Price Retirement Plan Services, Inc. (“RPS”). Investment Services, Price Services, and RPS are wholly owned subsidiaries of T. Rowe Price. State Street Corporation serves as a custodian for the Funds. Custody of Funds’ portfolio securities which are purchased outside the United States is maintained by JPMorgan Chase Bank, London.

Each of the exchange-traded funds have an underwriting agreement with Investment Services as well as a custodian agreement, a sub-administration agreement, and a transfer agency agreement with State Street Bank and Trust Company.

T. Rowe Price Trust Company serves as trustee and/or custodian for certain IRAs, ESAs, and small business retirement plans that utilize the Funds as investment options, and is a wholly owned subsidiary of T. Rowe Price.

The address for T. Rowe Price, Investment Services, and T. Rowe Price Trust Company is 100 East Pratt Street, Baltimore, MD 21202. The address for Price Services and RPS is 4515 Painters Mill Road, Owings Mills, MD 21117. The address for The Bank of New York Mellon is 225 Liberty Street, New York, New York 10286. The address for State Street Corporation is 225 Franklin Street, Boston, Massachusetts, 02110. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London EC2P 2HD England.

The Funds have a policy to not pay any commissions to affiliated broker-dealers.

Who are the Funds’ executive officers?

David Oestreicher serves as Director, Principal Executive Officer and Executive Vice President for each Fund. Mr. Oestreicher serves as the General Counsel, Vice President, and Secretary of T. Rowe Price Group, Inc. and as a Director, Vice President, and Secretary of T. Rowe Price. John R. Gilner serves as Chief Compliance Officer for each Fund. In addition, Mr. Gilner is the Chief Compliance Officer and a Vice President of T. Rowe Price, as well as a Vice President of T. Rowe Price Group, Inc. Alan S. Dupski serves as the Principal Financial Officer and Treasurer for each Fund. Mr. Dupski is a Vice President of T. Rowe Price and T. Rowe Price Group, Inc. Fran Pollack-Matz serves as Secretary for the Funds. Ms. Pollack-Matz is a Vice President of T. Rowe Price and T. Rowe Price Group, Inc. The following table, entitled “Executive Officers of the Funds,” lists the other executive officers of the Funds covered by this Proxy Statement and their positions with each Fund, T. Rowe Price, and T. Rowe Price Group, Inc., as of January 31, 2021. Each executive officer has been an officer of T. Rowe Price, T. Rowe Price Group, Inc., and the Funds for at least the last five years unless otherwise indicated.

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Blue Chip Growth Fund
Larry J. Puglia, 1960	President	Vice President	Vice President
Blue Chip Growth Portfolio, a series of T. Rowe Price Equity Series, Inc.
Robert W. Sharps, 1971	President	Vice President	Vice President
Ziad Bakri, 1980	Executive Vice President	Vice President	Vice President
Brian W.H. Berghuis, 1958	Executive Vice President	Vice President	Vice President

Alex M. Gagliardi, 1988	Executive Vice President	Vice President	—

John D. Linehan, 1965	Executive Vice President	Vice President	Vice President
Larry J. Puglia, 1960	Executive Vice President	Vice President	Vice President
Charles M Shriver, 1967	Executive Vice President	Vice President	Vice President
Toby M Thompson, 1971	Executive Vice President	Vice President	Vice President
Ken D. Uematsu, 1966	Executive Vice President	Vice President	Vice President
Justin P. White, 1981	Executive Vice President	Vice President	Vice President
Blue Chip Growth ETF, a series of T. Rowe Price Exchange-Traded Funds, Inc.
Robert W. Sharps, 1971	President	Vice President	Vice President
Timothy Coyne, 1967	Executive Vice President	Vice President	Vice President
Joseph B. Fath, 1971	Executive Vice President	Vice President	Vice President
Thomas J. Huber, 1966	Executive Vice President	Vice President	Vice President
John D. Linehan, 1965	Executive Vice President	Vice President	Vice President
Larry J. Puglia, 1960	Executive Vice President	Vice President	Vice President
Institutional Large-Cap Core Growth Fund, a series of T. Rowe Price Equity Funds, Inc.
Robert W. Sharps, 1971	President	Vice President	Vice President
Francisco Alonso, 1978	Executive Vice President	Vice President	Vice President
Brian W.H. Berghuis, 1958	Executive Vice President	Vice President	Vice President
Mark S. Finn, 1963	Executive Vice President	Vice President	Vice President
Ann M. Holcomb, 1972	Executive Vice President	Vice President	Vice President
John D. Linehan, 1965	Executive Vice President	Vice President	Vice President
Heather K. McPherson, 1976	Executive Vice President	Vice President	Vice President
Joshua Nelson, 1977	Executive Vice President	Vice President	Vice President
Jason B. Polun, 1974	Executive Vice President	Vice President	Vice President
Larry J. Puglia, 1960	Executive Vice President	Vice President	Vice President
Taymour R. Tamaddon, 1976	Executive Vice President	Vice President	Vice President
Thomas H. Watson, 1977	Executive Vice President	Vice President	Vice President
Growth Stock Fund
Joseph B. Fath, 1971	President	Vice President	Vice President
Growth Stock ETF, a series of T. Rowe Price Exchange-Traded Funds, Inc.
Robert W. Sharps, 1971	President	Vice President	Vice President
Timothy Coyne, 1967	Executive Vice President	Vice President	Vice President
Joseph B. Fath, 1971	Executive Vice President	Vice President	Vice President
Thomas J. Huber, 1966	Executive Vice President	Vice President	Vice President
John D. Linehan, 1965	Executive Vice President	Vice President	Vice President
Larry J. Puglia, 1960	Executive Vice President	Vice President	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Emerging Markets Stock Fund, a series of T. Rowe Price International Funds, Inc.

Justin Thomson, 1968	President	—	Vice President

Jason R. Adams, 1979	Executive Vice President	Vice President	Vice President

Ulle Adamson, 1979	Executive Vice President	—	Vice President

Peter J. Bates, 1974	Executive Vice President	Vice President	Vice President

Oliver D.M. Bell, 1969	Executive Vice President	—	Vice President

R. Scott Berg, 1972	Executive Vice President	Vice President	Vice President

Archibald Ciganer, 1976	Executive Vice President	—	Vice President

Richard N. Clattenburg, 1979	Executive Vice President	Vice President	Vice President
Michael J. Conelius, 1964	Executive Vice President	Vice President	Vice President

Michael Della Vedova, 1969	Executive Vice President	—	Vice President

David J. Eiswert, 1972	Executive Vice President	Vice President	Vice President

Benjamin Griffiths, 1977	Executive Vice President	—	Vice President
Arif Husain, 1972	Executive Vice President	—	Vice President
Andrew J. Keirle, 1974	Executive Vice President	—	Vice President
Anh Lu, 1968	Executive Vice President	—	Vice President

Raymond A. Mills, 1960	Executive Vice President	Vice President	Vice President

Eric C. Moffett, 1974	Executive Vice President	—	Vice President

Samy B. Muaddi, 1984	Executive Vice President	Vice President	Vice President

Tobias F. Mueller, 1980	Executive Vice President	—	Vice President

Joshua Nelson, 1977	Executive Vice President	Vice President	Vice President
Jason Nogueira, 1974	Executive Vice President	Vice President	Vice President

Kenneth A. Orchard, 1975	Executive Vice President	—	Vice President
Oluwaseun A. Oyegunle, 1984	Executive Vice President	—	Vice President
Gonzalo Pangaro, 1968	Executive Vice President	—	Vice President
Federico Santilli, 1974	Executive Vice President	—	Vice President

Saurabh Sud, 1985[a]	Executive Vice President	Vice President	Vice President
Mark J. Vaselkiv, 1958	Executive Vice President	Vice President	Vice President

Verena E. Wachnitz, 1978	Executive Vice President	—	Vice President
Ernest C. Yeung, 1979	Executive Vice President	—	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Institutional Emerging Markets Equity Fund, a series of T. Rowe Price Global Funds, Inc.

Justin Thomson, 1968	President	—	Vice President
Oliver D.M. Bell, 1969	Executive Vice President	—	Vice President

R. Scott Berg, 1972	Executive Vice President	Vice President	Vice President
Richard N. Clattenburg, 1979	Executive Vice President	Vice President	Vice President
Michael J. Conelius, 1964	Executive Vice President	Vice President	Vice President
David J. Eiswert, 1972	Executive Vice President	Vice President	Vice President

Sebastien Mallet, 1974	Executive Vice President	—	Vice President

Raymond A. Mills, 1960	Executive Vice President	Vice President	Vice President
Samy B. Muaddi, 1984	Executive Vice President	Vice President	Vice President
Joshua Nelson, 1977	Executive Vice President	Vice President	Vice President
Jason Nogueira, 1974	Executive Vice President	Vice President	Vice President

Gonzalo Pangaro, 1968	Executive Vice President	—	Vice President
Federico Santilli, 1974	Executive Vice President	—	Vice President

a Prior to 2018, Saurabh Sud was a Senior Vice President at PIMCO.

As of January 31, 2021, the directors and executive officers of the Funds, as a group, owned less than 1% of the outstanding shares of any Fund.

How many outstanding shares are there of each Fund?

The following table, entitled “Outstanding Shares of Capital Stock,” sets forth the outstanding shares of capital stock of each Fund and class, as applicable, as of February 22, 2021.

Outstanding Shares of Capital Stock

FUND	CLASS	OUTSTANDING SHARES
Blue Chip Growth Fund	Investor Class	342,586,092.057
	I Class	202,878,527.648
	Advisor Class	19,912,376.113
	R Class	7,152,972.348
	Z Class	587.751
Blue Chip Growth Portfolio	Portfolio	30,688,890.726
	Portfolio II	14,191,310.306
Blue Chip Growth ETF		3,140,000.000
Institutional Large-Cap Core Growth Fund		92,186,109.094
Growth Stock Fund	Investor Class	270,883,636.206
	I Class	152,957,789.291
	Advisor Class	30,008,245.118
	R Class	11,001,732.869
	Z Class	236,533,395.481
Growth Stock ETF		1,060,000.000

Emerging Markets Stock Fund	Investor Class	68,940,375.811
	I Class	60,026,869.691
	Z Class	108,766,997.128
Institutional Emerging Markets Equity Fund		41,770,615.217

Who are the principal holders of the Fund’s shares?

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of the indicated Funds and/or classes, as of January 31, 2021.

Principal Holders of Fund Shares

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
BLUE CHIP GROWTH FUND (INVESTOR CLASS)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	26,915,031.54 47,299,344.83 29,673,412.28	7.85% 13.80% 8.65%
BLUE CHIP GROWTH FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT D 5900 O STREET LINCOLN NE 68510-2234 GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002 NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	1,575,584.02 1,382,444.13 3,787,781.03	7.81% 6.86% 18.79%

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
BLUE CHIP GROWTH FUND—I CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729 NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	18,207,598.02 22,838,102.08 46,427,288.61	8.96% 11.24% 22.85%
BLUE CHIP GROWTH FUND—R CLASS	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001 NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING DCVA PO BOX 182029 COLUMBUS OH 43218-2029 NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING NACO PO BOX 182029 COLUMBUS OH 43218-2029 SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911 STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	634,593.26 516,674.40 369,501.98 1,256,774.52 1,106,305.86	8.75% 7.12% 5.09% 17.33% 15.25%

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
BLUE CHIP GROWTH PORTFOLIO	GREAT-WEST LIFE & ANNUITY CLIENT PLANS GREAT-WEST LIFE & ANNUITY INS CO 8515 E ORCHARD RD ENGLEWOOD CO 80111-5002 MUTUAL OF AMERICA SEPARATE ACCOUNT NO 1 320 PARK AVE NEW YORK NY 10022-6839 MUTUAL OF AMERICA SEPARATE ACCOUNT NO 2 NATIONWIDE LIFE INSURANCE COMPANY NWPP C/O IPO PORTFOLIO ACCOUNTING P O BOX 182029 COLUMBUS OH 43218-2029 NATIONWIDE INSURANCE COMPANY NWVLI-4 NYLIAC ATTN ASHESH UPADHYAY NYLIM CENTER 30 HUDSON ST JERSEY CITY NJ 07302-4600	2,422,265.27 4,340,155.01 7,995,239.90 4,029,034.40 2,475,682.53 2,952,508.53	7.78% 13.94% 25.68%(a) 12.94% 7.95% 9.48%

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
BLUE CHIP GROWTH PORTFOLIO—II	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEP ACCT VA-2 ATTN VARIABLE TRADES GREAT-WEST LIFE & ANN INS CO OF NY FBO VARIABLE ANNUITY 2 SMARTTRACK II JEFFERSON NATIONAL LIFE INS CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6178 MIDLAND NATIONAL LIFE INSURANCE CO 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1036 NATIONWIDE LIFE INSURANCE COMPANY NWPP PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE ATTN: VARIABLE PRODUCTS ACCOUNTING 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	1,272,930.41 758,448.16 2,005,725.20 1,150,685.67 1,680,151.31 3,634,272.96	8.92% 5.32% 14.06% 8.07% 11.78% 25.48%(a)
BLUE CHIP GROWTH ETF	BMO NESBITT BURNS, INC. 1 FIRST CANADIAN PLACE, 38TH FL TORONTO, ONTARIO, M5X 1H3 CITIGROUP GLOBAL MARKETS, INC. FBO T. ROWE PRICE ASSOCIATES ATTN: FUND ACCOUNTING DEPT 100 EAST PRATT STREET BALTIMORE MD 21202-1009 CHARLES SCHWAB & CO INC. NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003 PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001 TD AMERITRADE CLEARING, INC. 4211 SOUTH 102ND STREET OMAHA, NE 68127	165,447.00 600,000.00 659,272.00 269,378.00 274,296.00 515,136.00	5.83% 21.13% 23.21% 9.49% 9.66% 18.14%

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EMERGING MARKETS STOCK FUND (INVESTOR CLASS)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEERLAKE DR E 3RD FL JACKSONVILLE FL 32246-6484 NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PERSHING LLC	4,982,965.88 18,307,603.71 5,331,959.72 7,523,025.02	7.26% 26.69%(a) 7.77% 10.97%
EMERGING MARKETS STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC REINVEST ACCOUNT MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	3,145,112.23 3,721,569.00 29,312,851.80 3,445,175.54	5.25% 6.21% 48.93%(a) 5.75%

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EMERGING MARKETS STOCK FUND—Z CLASS	RETIREMENT I 2030 FUND T ROWE PRICE ASSOCIATES ATTN FUND ACCOUNTING DEPT 100 E PRATT ST BALTIMORE MD 21202-1009 RETIREMENT I 2040 FUND T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2020 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2025 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2030 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2035 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2040 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2045 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2050 T ROWE PRICE ASSOCIATES	5,716,185.40 5,597,314.92 7,286,275.04 8,812,969.46 13,244,330.08 9,287,763.09 11,544,487.90 7,134,187.15 6,304,796.89	5.26% 5.15% 6.71% 8.11% 12.19% 8.55% 10.63% 6.57% 5.80%
GROWTH STOCK FUND (INVESTOR CLASS)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS T ROWE PRICE TRUST CO INC ATTN: TRPS INST CONTROL DEPT P O BOX 17215 BALTIMORE MD 21297-1215	16,889,388.46 33,140,392.27 28,110,819.78	6.21% 12.19% 10.34%

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
GROWTH STOCK FUND—ADVISOR CLASS	C/O ICMA RETIREMENT CORPORATION VANTAGETRUST - UNITIZED 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002-4239 NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NATIONWIDE LIFE INSURANCE CO NACO NATIONWIDE LIFE INSURANCE CO DCVA	8,604,599.90 4,210,665.40 1,715,018.51 4,120,353.94	28.52%(a) 13.95% 5.68% 13.65%
GROWTH STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151 NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	9,020,212.34 19,186,120.11 25,700,947.75	5.90% 12.54% 16.80%

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
GROWTH STOCK FUND—R CLASS	AXA EQUITABLE FOR SA NO 65 500 PLAZA DR FL 7 SECAUCUS NJ 07094-3619 HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999 STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT SUNTRUST BANK FBO VARIOUS SUNTRUST OMNIBUS ACCOUNTS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002 UMB BANK N/A FBO FIDUCIARY FOR TAX DEFERRED ACCOUNTS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-0001 UMB BANK NA SFR	1,112,622.06 877,121.68 1,812,455.74 743,294.45 952,010.19 1,112,096.57	10.06% 7.93% 16.39% 6.72% 8.61% 10.06%
GROWTH STOCK FUND—Z CLASS	RETIREMENT I 2040 FUND T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2020 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2025 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2030 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2035 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2040 T. ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2045 T ROWE PRICE ASSOCIATES RETIREMENT PORTFOLIO 2050 T ROWE PRICE ASSOCIATES	13,495,131.90 14,186,751.73 17,052,786.07 27,260,199.35 20,745,048.60 27,859,376.68 17,372,720.44 15,269,768.23	5.72% 6.01% 7.22% 11.55% 8.79% 11.80% 7.36% 6.47%

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
GROWTH STOCK ETF	CITIGROUP GLOBAL MARKETS INC. FBO T. ROWE PRICE ASSOCIATES CHARLES SCHWAB & CO INC NATIONAL FINANCIAL SERVICES LLC PERSHING LLC TD AMERITRADE CLEARING, INC .	600,000.00 115,627.00 51,182.00 71,578.00 54,105.00	61.54%(a) 11.86% 5.25% 7.34% 5.55%
INSTITUTIONAL EMERGING MARKETS EQUITY FUND	GOLDMAN SACHS & CO EXCLUSIVE BENEFIT OF CUSTOMERS 85 BROAD ST NEW YORK NY 10004-2434 LADYBUG & CO C/O T ROWE PRICE ASSOC ATTN PERS STRATEGY BALANCED FD 100 EAST PRATT ST BALTIMORE MD 21202-1009 LAKESIDE & CO C/O T ROWE PRICE ASSOC ATTN PERS STRATEGY GROWTH FUND 100 EAST PRATT ST BALTIMORE MD 21202-1009 NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	9,526,702.61 2,470,741.62 4,455,288.09 8,162,134.18 5,860,620.70	22.68% 5.88% 10.61% 19.43% 13.95%
INSTITUTIONAL LARGE-CAP CORE GROWTH FUND	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS VANGUARD FIDUCIARY TRUST COMPANY T ROWE INSTITUTIONAL CLASS ATTN OUTSIDE FUNDS/SCOTT GELLERT PO BOX 2600 L-24 VALLEY FORGE PA 19482-2600	33,054,673.12 7,990,221.56	35.73%(a) 8.64%

(a) At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting the Fund or one of its classes that are submitted to shareholders for vote.

C00-058 3/15/21

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

http://www.meetingcenter.io/265494562,

on May 26, 2021 at 10:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The password for this meeting is TRPD2021.

Please detach at perforation before mailing.

T. ROWE PRICE FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature on the reverse side, I appoint Fran Pollack-Matz and David Oestreicher as proxies to vote all the shares of the fund(s) listed on the reverse side, that I am entitled to vote at the Joint Special Meeting of Shareholders to be held virtually at the following Website: http://www.meetingcenter.io/265494562 on May 26, 2021, at 10:00 a.m. Eastern Time, and at any adjournments of the meeting. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is TRPD2021. Fran Pollack-Matz and David Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Fran Pollack-Matz and David Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund Notice of Joint Special Meeting of Shareholders and the Joint Proxy Statement.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL. Please refer to the Joint Proxy Statement for more information about attending the Virtual Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

TRP_31875_020921

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

xxxxxxxxxxxxxx code

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Shareholder Meeting to be held virtually on May 26, 2021.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-31875

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUND	FUND	FUND
T. Rowe Price Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Blue Chip Growth ETF
T. Rowe Price Inst Large-Cap Core Growth Fund	T. Rowe Price Growth Stock Fund	T. Rowe Price Growth Stock ETF
T. Rowe Price Emerging Markets Stock Fund	T. Rowe Price Inst Emerging Markets Equity Fund

Please detach at perforation before mailing.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

A. Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
1. To reclassify the diversification status of each Fund from diversified to nondiversified and eliminate a related fundamental policy (to be voted on separately by each Fund’s shareholder).
	For	Against	Abstain		For	Against	Abstain
01. T. Rowe Price Blue Chip Growth Fund	☐	☐	☐	02. T. Rowe Price Blue Chip Growth Portfolio	☐	☐	☐
03. T. Rowe Price Blue Chip Growth ETF	☐	☐	☐	04. T. Rowe Price Inst Large-Cap Core Growth Fund	☐	☐	☐
05. T. Rowe Price Growth Stock Fund	☐	☐	☐	06. T. Rowe Price Growth Stock ETF	☐	☐	☐
07. T. Rowe Price Emerging Markets Stock Fund	☐	☐	☐	08. T. Rowe Price Inst Emerging Markets Equity Fund	☐	☐	☐

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

B. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy)—Please print date below	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	TRP1 31875	M xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

http://www.meetingcenter.io/265494562,

on May 26, 2021 at 10:00 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The password for this meeting is TRPD2021.

Please detach at perforation before mailing.
T. ROWE PRICE FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the fund(s) listed on the reverse side. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders to be held virtually at the following Website: http://www.meetingcenter.io/265494562 May 26, 2021, at 10:00 a.m., Eastern Time, and at any adjournments of the meeting. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The password for this meeting is TRPD2021. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s).

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this voting instruction card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

TRP_31875_020921_VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

xxxxxxxxxxxxxx code

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Shareholder Meeting to be held virtually on May 26, 2021.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-31875

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUND	FUND	FUND
T. Rowe Price Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Blue Chip Growth ETF
T. Rowe Price Inst Large-Cap Core Growth Fund	T. Rowe Price Growth Stock Fund	T. Rowe Price Growth Stock ETF
T. Rowe Price Emerging Markets Stock Fund	T. Rowe Price Inst Emerging Markets Equity Fund

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

A. Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
1. To reclassify the diversification status of each Fund from diversified to nondiversified and eliminate a related fundamental policy (to be voted on separately by each Fund’s shareholder).
	For	Against	Abstain		For	Against	Abstain
01. T. Rowe Price Blue Chip Growth Fund	☐	☐	☐	02. T. Rowe Price Blue Chip Growth Portfolio	☐	☐	☐
03. T. Rowe Price Blue Chip Growth ETF	☐	☐	☐	04. T. Rowe Price Inst Large-Cap Core Growth Fund	☐	☐	☐
05. T. Rowe Price Growth Stock Fund	☐	☐	☐	06. T. Rowe Price Growth Stock ETF	☐	☐	☐
07. T. Rowe Price Emerging Markets Stock Fund	☐	☐	☐	08. T. Rowe Price Inst Emerging Markets Equity Fund	☐	☐	☐

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments thereof.

B. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy)—Please print date below	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	TRP2 31875	M xxxxxxxx

T. Rowe Price Funds WO# 31875 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 01/26/21
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" the proposal."

IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in the T. Rowe Price Funds. The Board Recommends a vote "FOR" the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again…”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:

"PROPOSAL 1 : [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

[OR FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3", etc. to match the fund holdings on the ballot.

The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

"Please note your vote will be cast automatically should you decide to hang up during the summary."

"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."

THEN THEY HEAR:

"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

Vote Your Shares Today - T. Rowe Price Funds Special Meeting of Shareholders

Log in to your account

Dear Shareholder:

Thank you for choosing electronic delivery of your T. Rowe Price Fund(s) documents. You are receiving this email because you consented to receive your proxy materials online. This email provides the information you will need to view the proxy materials online, access your proxy card, and vote your shares.

A Joint Special Meeting of Shareholders will take place at 10:00 a.m. ET, Wednesday, May 26, 2021. As the T. Rowe Price Funds are owned by the shareholders, your participation as a shareholder in the proxy process is extremely important. For your convenience, electronic versions of the Proxy Statement and Sample Ballot are available at the below website for you to view or download.

https://www.proxy-direct.com/trp-31875

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help limit additional costs to the Funds associated with soliciting your vote.

VOTING YOUR PROXY ONLINE

Online voting is a convenient and secure way to vote your proxy. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided.

Test Fund Name 1 Control Number: 00099999000000

Security Code: 99999999

Click Here to Vote

You also can visit https://www.proxy-direct.com and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually in order to capture your vote on all accounts.

If you have any questions about the proxy materials or the proposals, or if you wish to request a paper copy of the proxy materials, please call us at 1-800-537-6172 or email us at info@troweprice.com.

Because regulations require that each fund receive a certain number of votes, you may be contacted by email or phone if your vote is not received. These calls and emails will cease as soon as your vote is recorded.

Thank you for investing with T. Rowe Price Funds.

Sincerely,

Computershare Funds Services

Independent Tabulator for the May 26, 2021 Joint Special Meeting of Shareholders

Mobile | Privacy Policy | Legal Information | Security Measures

T. Rowe Price will never ask for sensitive personal information such as a Social Security number, a PIN, account numbers, or a password in an email.

This email is being sent to you because you requested to receive communications via email. To modify your customer profile, select new email options, or fully unsubscribe from T. Rowe Price email, click here.

You cannot reply to the sender of this email. Contact us with your questions and comments about our services:

Email: info@troweprice.com

Call: 1-800-225-5132

U.S. Mail: T. Rowe Price, Account Services, P.O. Box 17300, Baltimore, Maryland 21297-1300

T. Rowe Price has invested in safeguards to ensure your information is kept secure and confidential. Please take a moment to review the T. Rowe Price Privacy Policy.

Copyright 2020, T. Rowe Price Investment Services, Inc., Distributor. All rights reserved.

202011-1401510

INBOUND CALL FLOW – T. ROWE PRICE (31875)

Thank you for calling, my name is < first name, last name >. How may I help you?

IF the shareholder has an initial inquiry,(i.e reason for the call, question regarding proposals, etc..) respond briefly to the inquiry and transition into retrieving their information in Proxy 01. DO NOT put SH on hold while searching. If instructed: Do you have a reference number from the letter you received? If no letter: May I please have your phone number so I can locate your information? Use additional Search methods if sh cannot be found

ONCE FOUND: Who am I speaking to? If a personal investment with a different name was pulled up, reconfirm search methods. Once confirmed, if not the shareholder or if it is a business record, ask if authorized to vote on the investment. Is the mailing address still < Shareholder Street Address >? Is there a current phone number we can update for you in our system? This is regarding the investment in the < Specific Fund Name >. ***Remember to use alternate intro if investment is in a Trust, Custodial, Association or Club, Company name or 401K or pension plan.

Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. Would you like to vote along with the recommendations of the board?

YES

If Households for same SH: I see you have additional investments with T. Rowe Price Funds. Would you like to vote the same way on those investments?

YES

CFS REGISTERED SHAREHOLDERS & CORPORATE: I am recording your < > vote on your T. Rowe Price investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

CFS BENEFICIAL ONLY: I am recording your < > vote on your T. Rowe Price investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? When you receive it please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

Thank you for your time and your vote. Have a good day/evening!

Thank you for calling, my name is < first name, last name >. How may I help you?

IF the shareholder has an initial inquiry,(i.e reason for the call, question regarding proposals, etc..) respond briefly to the inquiry and transition into retrieving their information in Proxy 01. DO NOT put SH on hold while searching. If instructed: Do you have a reference number from the letter you received? If no letter: May I please have your phone number so I can locate your information? Use additional Search methods if sh cannot be found

ONCE FOUND: Who am I speaking to? If a personal investment with a different name was pulled up, reconfirm search methods. Once confirmed, if not the shareholder or if it is a business record, ask if authorized to vote on the investment. Is the mailing address still < Shareholder Street Address >? Is there a current phone number we can update for you in our system? This is regarding the investment in the < Specific Fund Name >. ***Remember to use alternate intro if investment is in a Trust, Custodial, Association or Club, Company name or 401K or pension plan.

Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. Would you like to vote along with the recommendations of the board?

NO

Use Appropriate Rebuttal

Would you like to vote along with the recommendations of the board?

Shareholder Agrees to Vote

CFS REGISTERED SHAREHOLDERS & CORPORATE: I am recording your < > vote on your T. Rowe Price investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

CFS BENEFICIAL ONLY: I am recording your < > vote on your T. Rowe Price investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? When you receive it please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

Shareholder Declines to vote

Thank you for your time. Have a good day/evening!

Hello, I am trying to reach < SH Full Name >. Is he/she available?

If yes, confirm SH identity

INTRO

My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Company / Specific Fund Name >.

< Use Alternate Scripting if appropriate >

Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote “IN FAVOR”. Would you like to vote along with the recommendations of the Board?

If yes / If vote direction is given

DUPES

If Households for same SH: I see you have additional investments with T. Rowe Price Funds.

Would you like to vote the same way on those investments?

CONFIRMATION

Thank you. I am recording a < For / Against / Abstain > vote on your

T. Rowe Price investment(s) and will send a printed confirmation

<for each> to < Registration Street address >.

For confirmation purposes, may I have your city, state and zip code?

< note: if SH declines, we can accept vote with correct zip or city >

For BEN CFS Shareholders Only:

Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

Thank you for your time and your vote. Have a great < day/evening >.

If Households for additional SHs:

Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?

If yes

If yes, confirm SH identity

INTRO

My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Company / Specific Fund Name >.

< Use Alternate Scripting if appropriate >

Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote “IN FAVOR”. Would you like to vote along with the recommendations of the Board?

If yes / If vote direction is given

DUPES

If Households for same SH:

I see you have additional investments with T. Rowe Price Funds.

Would you like to vote the same way on those investments?

CONFIRMATION

Thank you. I am recording a < For / Against / Abstain > vote on your

T. Rowe Price investment(s) and will send a printed confirmation

<for each> to < Registration Street address >.

For confirmation purposes, may I have your city, state and zip code?

< note: if SH declines, we can accept vote with correct zip or city >

For BEN CFS Shareholders Only:

Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

Thank you for your time and your

vote. Have a great < day /evening >.

If No / SH Declines to Vote

< Use Appropriate Rebuttal followed by>

Would you like to vote along with the recommendations of the Board?

Vote direction is given

CONFIRMATION

Thank you. I am recording a < For / Against / Abstain > vote on your

T. Rowe Price investment(s) and will send a printed confirmation

<for each> to < Registration Street address >.

For confirmation purposes, may I have your city, state and zip code?

< note: if SH declines, we can accept vote with correct zip or city >

For BEN CFS Shareholders Only:

Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

Thank you for your time and your

vote. Have a great < day /evening >.

SH Declines to Vote after rebuttals

< If appropriate >

We can be reached at 866-209-6995 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.

Thank you for your time. Have a great < day / evening >.

If Households for additional SHs:

Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?

If no

Is there a better time to reach them?

< If appropriate >

We can be reached at 866-209-6995 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.

Thank you for your time. Have a great < day / evening >.

Hello, I am trying to reach < SH Full Name >. Is he/she available?

Who’s Calling? (prior to confirming SH)

WHO’S CALLING

My name is < First name, Last name > and I’m calling on a recorded line regarding the upcoming shareholder meeting for T. Rowe Price. Is < SH Full Name > available?

If a third party needs more info

We are just following up on some materials that were mailed to them. Is < SH Full Name > available?

Note: Look for other shareholders/ JT TEN

Who’s Calling? (prior to confirming SH)

WHO’S CALLING

My name is < First name, Last name > and I’m calling on a recorded line regarding the upcoming shareholder meeting for T. Rowe Price. Is < SH Full Name > available?

If no

Is there a better time to reach them?

< If appropriate >

We can be reached at 866-209-6995 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.

Thank you for your time. Have a great < day / evening >.

Alternative Call Flows – Personal Investments

Investment held in a Custodial Account for a minor – Ask for Custodian:

My name is < First Name, Last name > and I am calling on a recorded line regarding the investment in < Company / Specific Fund Name > you control as custodian for <name of minor >.

TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.

Custodial Abbreviations
C/F, CUST	Custodian: authorized
RI, RESP PERS	Responsible Individual (Cust): authorized
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act
COVERDELL ESA	Coverdell Educational Savings Account

Ex:

JOHN Q SMITH CUST

JAMES R SMITH UGMA

123 MAIN ST.

Ex:

JANE BRANDING C/F

ELAINE JOHNSON (MINOR)

123 MAIN ST.

Investment held in a Trust w/ no FBO – Ask for Trustee:

My name is < First Name, Last name > and I am calling on a recorded line regarding the investment in < Company / Specific Fund Name > held in the < Trust Name > for which you were listed as Trustee.

TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is 'the Trust'

TRUST Abbreviations
TTEE, TR	Trustee (TR is uncommon): authorized
TR, LIVT	Trust, Living Trust
REV, IRREV	Revocable, Irrevocable
UA DTD	Under the Agreement Dated

Ex:

LINDA Q SMITH TTEE

JOHN SMITH REV LIV TR

U/A DTD 7/21/2001

123 MAIN ST.

Authorization Procedures - Personal

3rd Party/ Contact States they Handle Proxy Voting

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. Are you authorized to vote on this investment?

If Yes: May I have your name and relationship to the shareholder?

The Board is recommending a vote “IN FAVOR”. Would you like to vote along with the board?

Personal investment where SH is incapacitated or deceased OR Business Contact states they do NOT handle voting

Is there another person handling the investments? Are they available?

Clarifying Abstain

IF a shareholder states 'I will abstain' or simply 'I abstain', please ask: "Just to clarify, are you casting an Abstain vote, or not voting at all?"

Email Remails

IF a shareholder states they want to read about the proposals, offer to review the proposals. If sh still wants to review, ALWAYS offer an email first: "The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?"

Reminder: escalate to (or inform) a support person in the following situations:

* person asks for supervisor	* incomplete confirmation (C,S,Z)	* incomplete authorization procedures
* potential complaint	* unsure if vote can be recorded	* complex vote direction
* sh wants same-day callback	* agent misvote	* sh has difficult questions

Alternative Call Flows – Business Investments

Investment held in a Company / Association / Club Name (no contact):

My name is < First Name, Last name > and I am calling on a recorded line regarding the investment in < Company / Specific Fund Name > registered to < Company Name >. I am trying to reach the person that handles proxy voting.

Ex:

VFW POST 2454

123 MAIN ST.

Ex:

BOB’S BUILDERS CONSTRUCTION

123 MAIN ST.

Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):

My name is < First Name, Last name > and I am calling on a recorded line regarding the investment in < Company / Specific Fund Name > registered to < Company Name > <401 K / Pension Plan > for which you are listed as < Trustee / Contact Person >. I am trying to reach the person that handles proxy voting.

Ex:

ADVANCED ORTHODICS PFT SH PLN

ANDREW ADAMS TTEE

123 MAIN ST.

Ex:

S & W DIAMONDS AND GOLD LLC

401K PLAN

ATTN: JANE JONES

123 MAIN ST.

Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):

My Name is < First Name, Last name > and I am calling on a recorded line, regarding the investment in < Company / Specific Fund Name > the registration reads < Review Registration >, is this something that you hold as a personal investment or something you handle for the business?

Ex:

STAR YOGA DEBRA ALLEN

123 MAIN ST.

Investment Registration includes C/O (denotes mailing address) – Ask for C/O:

My name is < First Name, Last name > and I am calling on a recorded line regarding the investment in < Company / Specific Fund Name > registered to < Company Name / SH Full Name >. Materials were sent to < C/O Name > at < Registration Street Address >. I am trying to reach the person that handles the proxy voting for this investment.

Business Ex:

COLORADO RANCH

C/O CHRISTOPHER WILLIS

123 MAIN ST.

Personal Ex:

ANNE LITTLE

C/O BETTY TEMPLE

123 MAIN ST.

For ALL Business Investments, we must ask:

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. Are you authorized to vote on this investment?

If Yes: May I have your name and position with the < Company / Club >?

The Board is recommending a vote “IN FAVOR”. Would you like to vote along with the board?

Common Abbreviations for Investment Companies found in Registration
ATC	Ameriprise
FCC	First Clearing LLC
FMT	First Mortgage Trust
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Inc. or "Merrill Lynch"
NFS/FMTC	Nat'l Fin. Services/Fidelity Mgmt. Trust Co. or "Fidelity"
NM	Northwest Mutual
WFA	Wells Fargo Advisors
WFBNA	Wells Fargo Bank N.A.

URGENT: Your vote is needed today!

Joint Special Meeting of T. Rowe Price Funds

Dear Shareholder:

The Joint Special Meeting of Shareholders to be held on May 26, 2021, at 10:00 a.m. ET, is quickly approaching, and our records indicate that we have not yet received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

Voting now helps minimize additional costs to the Funds, avoids additional mailings, and eliminates phone calls to shareholders.

The Proxy Statement we sent you contains important information regarding the proposals that you and other shareholders are being asked to consider. A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the Funds’ proxy solicitor, toll free at 1-866-865-3843.

For your convenience, please utilize any of the following methods to submit your vote:

1. Vote Online.

Visit the website noted on the enclosed proxy voting card, and follow the instructions.

2. Vote by Phone.

Call the toll-free number printed on the enclosed proxy voting card, and follow the automated instructions. Available 7 days a week, 24 hours a day.

3. Speak with a Proxy Specialist.

Call 1-866-865-3843 with any questions. Specialists can assist with voting. Available Monday to Friday from 9 a.m. to 11 p.m. ET and Saturday from 12 p.m. to 6 p.m. ET.

4. Vote by Mail.

Mail your signed proxy voting card(s) in the postage-paid envelope included with your proxy materials.

Thank you for your prompt attention to this matter and your continued confidence in T. Rowe Price. If you have already voted, we appreciate your participation, and you may disregard this notice.

CFS DATA INPUT IN WHITE SPACE

EXTREMELY IMPORTANT

Reference Number:

Re: Your investment in one or more T. Rowe Price Funds

Dear Shareholder:

We have been trying to contact you regarding a time-sensitive matter pertaining to your investment. This letter was sent because you held shares in the Fund(s) on the record date and we have not received your vote.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time. You will not be asked for confidential information and your call will be recorded for your protection.

Please contact us toll-free at 1-866-209-6995 between 10:00 a.m. and 11:00 p.m. EST, Monday through Thursday, between 10:00 a.m. and 5:00 p.m. EST on Friday, and between 12:00 p.m. and 6:00 p.m. EST on Saturday. Please respond as soon as possible. At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.

CFS DATA INPUT IN WHITE SPACE

EXTREMELY IMPORTANT

Reference Number:

Re: Your investment in one or more T. Rowe Price Funds

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the T. Rowe Price Funds. This matter relates to an important operating initiative for the Funds which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time.

Please contact us toll-free at 1-866-209-6995 between 10:00 a.m. and 11:00 p.m. EST, Monday through Thursday, between 10:00 a.m. and 5:00 p.m. EST on Friday, and between 12:00 p.m. and 6:00 p.m. EST on Saturday. Please respond as soon as possible. At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.